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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 27, 2000


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
 -------------------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                              333-64131                           13-3436103
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


                   343 Thornall Street, Edison, NJ            08837
         ------------------------------------------------ -------------
               (Address of principal executive offices)    (Zip Code)

Registrant"s telephone number, including area code:  (732) 205-0600

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Item 5. Other Events:

         On or about 3/27/2000, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3 and Series 1999-4 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders" Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits          Description
           ----------        ---------------

             20.1 Monthly Report with respect to the March 27, 2000 distribution

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 5, 2000

                                    THE CHASE MANHATTAN BANK,
                                    As Paying Agent, on behalf
                                    of Chase Funding, Inc.


                                    By:    /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name:  Andrew M.Cooper
                                    Title: Trust Officer





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                       INDEX TO EXHIBITS
                       -----------------

Exhibit No.            Description
-----------            -----------------
20.1                   Monthly Report with respect to the  distribution  to
                       certificateholders on March 27, 2000.